UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): July 6, 2006 (June 29, 2006)
PAR PHARMACEUTICAL COMPANIES, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	File Number 1-10827 (Commission File Number)	22-3122182 (I.R.S. Employer Identification No.)

300 Tice Boulevard, Woodcliff Lake, New Jersey (Address of principal executive offices)	07677 (Zip Code)
Registrant’s telephone number, including area code: (201) 802-4000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
On July 5, 2006, Par Pharmaceutical Companies, Inc. (the “Company”) issued the press release that is furnished as Exhibit 99.1 to this Current Report on Form 8-K. The information contained in this Item 2.02 and in the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be deemed incorporated by reference in any filing with the Securities and Exchange Commission (the “SEC”) under the Exchange Act or the Securities Act of 1933, as amended (the “Securities Act”), whether made before or after the date hereof and irrespective of any general incorporation language in any filings.
Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review
(a) On June 29, 2006, the Audit Committee of the Board of Directors of the Company (the “Audit Committee”) concluded that, due to accounting errors, the Consolidated Financial Statements included in the Company’s Annual Reports on Form 10-K for the years ended December 31, 2004 and December 31, 2005, and in the Company’s Quarterly Report on Form 10-Q for the quarter ended April 2, 2006, including Management’s Report on Internal Controls over Financial Reporting, will need to be restated and, accordingly, should no longer be relied upon. Based on the Company’s investigation to date, nothing has come to the Company’s attention to indicate that the errors are other than inadvertent. The errors were discovered by the Company following the appointment of Gerard A. Martino as executive vice president and chief financial officer in March and the recent hiring of other new key finance staff members.
Based on the Audit Committee’s preliminary understanding and inquiries, the need for the restatement is due to an understatement of accounts receivable reserves which resulted primarily from delays in recognizing customer credits and uncollectible customer deductions. The Company expects that the effect of the restatement adjustments to its accounts receivable will be to reduce revenues by an amount up to $55 million over the applicable periods, prior to any potential recoveries. Because the Company has profit sharing arrangements with a number of its business partners, the overstatement of revenues has resulted in the Company overpaying its business partners in some instances. Accordingly, the Company will attempt to recover from those business partners a share of profits from products included in the overstated revenues. However, the Company is unable to estimate at this time the amount of the overstated revenues that may be recovered. While the reduction in revenues will materially reduce reported earnings from the affected periods, the impact on specific prior periods is yet to be determined. In addition, the Company will write-off inventory in the second quarter of 2006 by an amount up to $15 million. The Company is in the process of determining whether any of this amount should be recorded in prior period financial statements. The write-off results from physical inventory procedures as well as a change in inventory valuation methodology for slow-moving inventory.
Although the Audit Committee has concluded that a restatement of the Company’s financial statements will be required, the Company and the Audit Committee need to conduct additional inquiry and analysis before any conclusions can be reached as to the exact time periods and amounts involved. The Company can provide no assurance that additional matters will not be identified that will require further analysis relative to their impact on previously issued financial statements or that the amounts involved and nature and extent of the accounting errors may not ultimately differ materially from that described above.
The Audit Committee and the Company have discussed these matters with the Company’s independent registered public accounting firm, Deloitte & Touche, LLP.

Certain statements in this Current Report on Form 8-K constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. To the extent any statements made in this report contain information that is not historical, these statements are essentially forward-looking and are subject to risks and uncertainties, including the extent and impact of the accounting issues discussed in this Current Report on Form 8-K, the difficulty of predicting FDA filings and approvals, acceptance and demand for new pharmaceutical products, the impact of competitive products and pricing, new product development and launch, reliance on key strategic alliances, uncertainty of patent litigation filed against the Company, availability of raw materials, the regulatory environment, fluctuations in operating results and other risks and uncertainties detailed from time to time in the Company’s filings with the SEC, such as the Company’s Form 10-K, Form 10-Q, Form 8-K and other reports. As discussed herein, the Company can make no assurance as to (i) the exact time periods for or amounts by which the Company will need to restate financial information, (ii) when the Company will be able to complete its restatement and file restated financial statements with the SEC or (iii) the potential effects of the restatement, including any effects caused by any delays in filing such restated financial statements. Any forward-looking statements included in this report are made as of the date hereof only, based on information available to the Company as of the date hereof, and, subject to any applicable law to the contrary, the Company assumes no obligation to update any forward-looking statements.
Item 7.01. Regulation FD Disclosure
The information set forth in “Item 2.02. Results of Operations and Financial Condition,” including the exhibit referred to therein, is incorporated herein by reference. The information contained in this Item 7.01 and the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, and shall not be deemed incorporated by reference in any filing with the SEC under the Exchange Act or the Securities Act, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.
Item 9.01. Financial Statements and Exhibits
This information shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act and shall not be deemed incorporated by reference in any filing with the SEC under the Exchange Act or the Securities Act, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.
     (c) The following exhibit is furnished with this Current Report on Form 8-K:

Exhibit No.	Description
99.1	Press Release dated July 5, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
Dated as of: July 6, 2006

PAR PHARMACEUTICAL COMPANIES, INC. (Registrant)
/s/ Thomas Haughey
Name:	Thomas Haughey
Title:	Executive Vice President and General Counsel

EXHIBIT INDEX
     The following exhibit is furnished with this Current Report on Form 8-K:

Exhibit No.	Description
99.1	Press Release dated July 5, 2006.